Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. Section 1350)

In connection with the accompanying Annual Report of Akebia Therapeutics, Inc. (the Company) on Form 10-K for the fiscal year ended December 31, 2021 (the Report), I, John P. Butler, as Chief Executive Officer and President of the Company, and I, David A. Spellman, as Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 1, 2022	By:	/s/ John P. Butler
John P. Butler
President, Chief Executive Officer and Director
(Principal Executive Officer)

Date:	March 1, 2022	By:	/s/ David A. Spellman
David A. Spellman
Senior Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)